                                                                   EXHIBIT 10.16

                          LOAN AND SECURITY AGREEMENT


     THIS AGREEMENT (the "Agreement"), dated as of August 31, 1995, is entered into by and between Corsair Communications, Inc. a Delaware corporation having a principal place of business at 3408 Hillview Avenue, Palo Alto, California 94304 (the "Borrower") and Comdisco, Inc., a Delaware corporation having a principal place of business at 6111 North River Road, Rosemont, Illinois 60018 (the "Lender"). In consideration of the mutual agreements contained herein, the parties hereto agree as follows:

     WHEREAS, Borrower desires to borrow from the Lender hereunder the amount of $1,000,000.00 and Lender is willing to lend said amount to Borrower on August 31, 1995 (the "Funding Date");

     NOW, THEREFORE, it is agreed:

SECTION 1.  THE LOAN

     1.1 Subject to the terms and conditions set forth herein, Lender shall lend to Borrower the aggregate original principal amount of $1,000,000.00 (the "Loan") with interest at the rate of nine percent (9%) per annum (the "Note" ) in the form attached hereto and made a part hereof as Exhibit A, dated August 31, 1995 and payable by Borrower to the Lender in monthly installments as set forth in the amortization schedule attached to such Note.

     1.2 Upon the occurrence of and during an Event of Default (as defined herein) interest shall thereafter be calculated at a rate 3% (three percent) in excess of the rate that would otherwise be applicable. All such interest shall be due and payable in arrears, on the first day of the following month.

     1.3 Notwithstanding any provision in this Agreement, the Note, or any other "Loan Document" (as defined herein), it is not the parties' intent to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law which a court of competent jurisdiction shall deem applicable hereto (which under the laws of the State of Illinois shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (the "Maximum Rate"). If the Borrower actually pays Lender an amount of interest, chargeable on the total aggregate principal Obligations of Borrower under this Agreement and the Note (as said rate is calculated over a period of time that is the longer of (i) the time from the date of this Agreement through the maturity time as set forth on the Note, or (ii) the entire period of time that any principal is outstanding on the Note), which amount of interest exceeds interest calculated at the Maximum Rate on said principal chargeable over said period of time, then such excess interest actually paid by Borrower shall be applied first, to the payment of principal outstanding on the Note; second,
        -----
after all principal is repaid, to the payment of Lender's out of pocket costs, expenses, and professional fees which are owed by Borrower to Lender under the Agreement or the Loan Documents; and third, after all principal, costs, expenses, and professional fees owed by Borrower to Lender are repaid, the excess (if any) shall be refunded to Borrower.

     1.4 In the event any interest is not paid when due hereunder, delinquent interest shall be added to principal and shall bear interest on interest, compounded at the rate set forth in section 1.1.

     1.5 Upon and during the continuation of an Event of Default hereunder (as defined herein), all Obligations, including principal, interest, compounded interest, and reasonable professional fees, shall bear interest at a rate per annum equal to the rate set forth in section 1.1 hereof, plus three percent (3%) per annum.

     1.6 Borrower shall have the option to prepay the outstanding principal of the Note, in whole or in part, at any time after the date hereof by paying the principal amount being prepaid together with all accrued and unpaid interest with respect to such principal amount, as of the date of such prepayment.

SECTION 2.  SECURITY INTEREST

          As security for the payment of all indebtedness ("Indebtedness") of the Borrower to the Lender hereunder and under the Note, as the same may be renewed, extended for any period or rearranged, and the performance by the Borrower of its other obligations hereunder (the Indebtedness and such other obligations being hereinafter sometimes collectively referred to as the "Obligations"), the Borrower hereby assigns to the Lender, and grants to the Lender a first priority security interest in, all the Borrower's right, title, and interest in and to the following property ("Collateral"): (i) the equipment and other property (the "Equipment") described in Exhibit B attached hereto; and
(ii) all proceeds, products, replacements, additions to, substitutions for and accessions to any and all Equipment including, without limitation, the proceeds applicable to the insurance referred to in Section 4 hereof.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF BORROWER

The Borrower represents, warrants and agrees that;

     3.1 it has good title in and to the Equipment, free of all liens, security interests, encumbrances and claims whatsoever, except for the interest of the Lender therein;

     3.2 it has the full power and authority to, and does hereby grant and convey to the Lender, a valid first priority security interest in the Equipment as security for the Obligations, free of all liens, security interests, encumbrances and claims, and shall execute such Uniform Commercial Code ("UCC") financing statements in connection herewith as the Lender may reasonably request. No other lien, security interest, adverse claim or encumbrance has been created by Borrower or is known by Borrower to exist with respect to any Collateral;

     3.3 it is a corporation duly organized, legally existing and in good standing under the laws of the State of California, and is duly qualified as a foreign corporation in all jurisdictions where the failure to so qualify would have a material adverse effect on the collateral or the business of the Borrower taken as a whole;

     3.4 the execution, delivery and performance of the Note, this Agreement, the Warrant Agreement dated August 31, 1995 pursuant to which Borrower granted to Lender the right to purchase the number of shares o preferred stock as set forth therein ("Warrant Agreement"), and all financing statements, certificates and other documents required to be delivered or executed in connection herewith (collectively the "Loan Documents") have been duly authorized by all necessary corporate action of Borrower, the individual or individuals executing the Documents were duly authorized to do so, the Equipment is personal property and as used by the Borrower will not be or become fixtures under applicable law, and the Loan Documents constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization or other similar laws generally affecting the enforcement of the rights of creditors;

     3.5 it shall only relocate any item of the Equipment provided that: (a) it shall have caused to be filed and/or delivered to the Lender all UCC financing statements, certificates or other documents or instruments necessary to continue in effect the first prior perfected security interest of the Lender in the Collateral, and (b) it shall have given the Lender no less than fifteen (15) days prior written notice of such relocation;

     3.6 the Loan Documents do not and will not violate any provisions of its certificate of incorporation, bylaws or any contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which the Borrower is subject, or result in the creation or imposition of any lien, security interest or other encumbrance upon the Collateral, other than those created by this Agreement;

     3.7 the execution, delivery and performance of the Loan Documents do not require the consent or approval of any other person or entity including, without limitation, any regulatory authority or governmental body of the United States or any state thereof or any political subdivision of the United States or any state thereof.

SECTION 4.  INSURANCE AND RISK OF LOSS

     4.1 Risk of loss of, damage to or destruction of the Equipment shall be borne by the Borrower and effective upon the Funding Date under the Note and until the payment and performance in full of all Obligations, Borrower shall at its own expense cause to be carried and maintained all risk casualty insurance (covering risk of fire, theft and other such risks as the Lender may require, including standard and extended coverage) with respect to each item of Equipment in an amount no less than the "Casualty Value" applicable to such item of Equipment during the term of this Agreement as set forth in the Casualty Value Table attached hereto and made a part hereof as Exhibit C. All policies evidencing such casualty insurance shall contain a standard mortgagee's endorsement providing for payment of any loss to the Lender and shall provide for at least thirty (30) days prior written notice by the underwriter or insurance company to the Lender in the event of cancellation or expiration. Borrower shall provide Lender with insurance certificates evidencing the foregoing at time of closing.

     4.2 If any item of Equipment is lost or rendered unusable as a result of any physical damage to or destruction of such item of Equipment, Borrower shall give to Lender prompt notice thereof. Borrower shall determine, within fifteen
(15) days after the date of occurrence of such loss, damage or destruction, whether such item of Equipment can be repaired and restored to the condition in which such item of Equipment was required to be maintained as of the date immediately preceding such damage. If Borrower determines that such item of Equipment can be repaired, Borrower, at its expense, shall cause such item of Equipment to be promptly repaired. If Borrower determines that such item of Equipment is lost or cannot be repaired, Borrower shall promptly notify the Lender and such item of Equipment shall be deemed to have suffered a "Casualty Loss" for purposes of this Section as of the date of the occurrence of such loss. Within fifteen (15) days following the occurrence of any such loss, damage or destruction, Borrower shall notify the Lender of the item(s) of Equipment which has suffered such Casualty Loss ("Loss Item"), and within thirty
(30) days thereafter (the "Settlement Date"), Borrower shall either (a) replace such item(s) of Equipment with equipment of the same model, type and feature configuration, in an operating condition and repair no less than that required hereunder of the damaged or lost equipment immediately prior to the date of such damage or loss, and having a fair market value no less than the Casualty Value applicable to such equipment as of the date immediately prior to such damage, in which case such replacement equipment shall for all purposes hereunder become part of the Collateral and (without limiting the preceding provisions) Borrower shall grant to Lender a first lien and security interest in respect of such replacement Equipment pursuant to the terms of this Agreement and Borrower shall provide the Lender evidence satisfactory to the Lender of Borrower's good and marketable title to such replacement Equipment (free of any liens, security interests or encumbrances other than those created by this Agreement; and Borrower shall be entitled to receive the amount of any insurance or other recovery received by Lender up to cost of obtaining the replacement equipment; or (b) pay the Lender the insurance proceeds payable pursuant to such insurance policies ("Insurance Proceeds") with respect to such Loss Items and the principal amount of the Note (and interest accrued on the principal amount so prepayable) shall become due and payable on the Settlement Date to the extent of the Casualty Value for all such Loss Items. Monies so received shall be applied, on the date of such receipt, as follows: first, to pay any accrued interest on the outstanding principal amount of the Note on such date; second, to prepay, the outstanding principal amount of the Note (to the extent of the fair market value attributable to such Loss Items); third, to pay any other Indebtedness of amounts then due and owing to the Lender hereunder; and fourth, so long as there has occurred no Event of Default under Section 8 hereof and no event which with the giving of notice or passage of time or both would constitute an Event of Default, has occurred and is continuing, Borrower and Lender hereby agree that the balance of any such Insurance Proceeds shall be paid promptly to the Borrower.

     On any date of partial prepayment of any Note, the Lender shall submit to the Borrower a new schedule of principal and interest payment to provide for the complete amortization of the remaining principal and interest payable on the Note on the original maturity date of the Note.

     4.3 Effective upon the Funding Date under the Note and while there are any Obligations outstanding, Borrower shall cause to be carried and maintained comprehensive general liability insurance with regard to each item of Equipment against risks customarily insured against in the Borrower's business. Such risks shall include, without limitation, the risks of death, bodily injury and property damage associated with the Equipment. All policies evidencing such insurance shall provide for at least thirty (30) days prior written notice by the underwriter or insurance company to the Lender in the event of cancellation or expiration.

     4.4 Borrower shall and does hereby indemnify and hold Lender, its agents and shareholders harmless from and against any and all claims, costs, expenses, damages and liabilities (including without limitation such claims, costs, expenses, damages and liabilities based on liability in tort including without limitation strict liability in tort) including reasonable attorneys' fees, arising out of Borrower's ownership, possession, operation, control, use, maintenance, delivery, or other disposition of the Equipment. Notwithstanding the foregoing, Borrower shall not be responsible under the terms of this Section
4.4 to a party indemnified hereunder for any claims, costs, expenses, damages and liabilities occasioned by the negligence or willful misconduct of such indemnified party.

SECTION 5.  COVENANTS OF BORROWER

Borrower covenants and agrees as follows at all times while any of the Obligations remain outstanding:

     5.1 Borrower shall maintain the Equipment in good operating order, repair, condition and appearance and protect the Equipment from deterioration, other than normal wear and tear. Borrower shall not use each of the Equipment or permit its use for any purpose other than for which it was designed. Borrower's obligation regarding the maintenance of the Equipment shall include, without limitation, all maintenance, repair, refurbishment and replacement recommended or advised either by the manufacturer, or that commonly performed by prudent business and/or professional practice. Any exceptions or qualifications expressed in this Agreement relating to normal or ordinary wear and tear shall not be deemed to limit Borrower's obligations pursuant to the preceding sentence.

     5.2 In the event Borrower adds or installs any Upgrade (as hereinafter defined) on the Equipment, at the request of Lender, Borrower shall, upon the occurrence of an Event of Default, remove any such Upgrade and restore the Equipment to the condition in which such Equipment is required to be maintained hereunder as if such Upgrade had never been attached thereto. Borrower will not, without the prior written consent of Lender and subject to such conditions as Lender may impose for its protection, affix the Equipment to any real property if, as a result thereof, the Equipment could become a fixture under applicable law.

     For purposes hereof and all documents relating hereto, the term "Upgrade" shall mean: (i) any accessory, equipment or device manufactured or sold by the manufacturer of the Equipment for installation on the Equipment and installed in compliance with said manufacturer's installation procedures (other than those added by the manufacturer in order to maintain the Equipment at current engineering levels), or (ii) any other accessory, equipment or device installed on the Equipment so long as such item does not impair the original function or use of the Equipment, capable of being removed without causing material damage to the Equipment and does not decrease the fair market value of the Equipment. An Upgrade shall not become an accession to the Equipment. For purposes hereof and of all documents relating hereto, the term "Equipment" shall not be deemed to include any such Upgrade.

     5.3 Upon the request of Lender, Borrower shall, during business hours, make the Equipment available to Lender for inspection at the place where it is normally located and shall make Borrower's log and maintenance records pertaining to the Equipment available to Lender for inspection. Borrower shall take all action necessary to maintain such logs and maintenance records in a correct and complete fashion.

     5.4 Upon the request of Lender, Borrower shall cause the Equipment to be plainly, permanently and conspicuously marked, by stenciling or by metal tag or plate affixed thereto, indicating Lender's security interest in the Equipment. Borrower shall replace any such stenciling, tag or plate which may be removed or destroyed or become illegible. Borrower shall keep all Equipment free from any marking or labeling which might be interpreted as a claim of ownership adverse to Borrower's

     5.5 Borrower covenants and agrees to pay when due, all taxes, fees or other charges of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed or assessed against Borrower, Lender or the Equipment or upon Borrower's ownership, possession, use, operation or disposition thereof or upon Borrower's rents, receipts or earnings arising therefrom. Borrower shall file on or before the due date therefor all personal property tax returns in respect of the Equipment.

     5.6 Borrower shall furnish to Lender the financial statements listed hereinafter, prepared in accordance with generally accepted accounting principles consistently applied (the "Financial Statements"):

     (a) as soon as practicable (and in any event within thirty (30) days) after the end of each month, an internally prepared income statement, balance sheet, and cash flow statement, provided, however, such cash flow statement shall not be required to be prepared in accordance with generally accepted accounting principles consistently applied, and

     (b) as soon as practicable (and in any event within ninety (90) days) after the end of each fiscal year, audited Financial Statements, setting forth in comparative form the corresponding figures for the preceding fiscal year, and accompanied by any audit report and opinion of the independent certified public accountants selected by Borrower; and

     (c) promptly any additional information (including but not limited to tax returns, income statements, balance sheets, and names of principal creditors) as Lender reasonably believes necessary to evaluate Borrower's continuing ability to meet financial obligations.

     5.7 Notwithstanding the foregoing, after the effective date of the initial registration statement covering a public offering of Borrower's securities, the term "Financial Statements" shall be deemed to refer to only those statements required by the Securities and Exchange Commission, to be provided no less frequently than quarterly. Borrower will from time to time execute, deliver and file, alone or with Lender, any financing statements, security agreements or other documents; and take all further action that may be necessary, or that Lender may reasonably request, to confirm, perfect, preserve and protect the security interests intended to be granted hereby, and in addition, and for such purposes only, Borrower hereby authorizes Lender to execute and deliver on behalf of Borrower and to file such financing statements, security agreement and other documents without the signature of Borrower either in Lender's name or in the name of Borrower as agent and attorney-in-fact for Borrower.

     5.8 Borrower shall protect and defend Borrower's title as well as the interest of the Lender against all persons claiming any interest adverse to Borrower or Lender and shall at all times keep the Equipment free and clear from any attachment or levy, liens or encumbrances whatsoever (except any placed thereon by Lender, or any liens arising by operation of law with respect to any obligations not yet overdue or any other liens consented to in writing by Lender) and shall give Lender immediate written notice thereof.

     5.9 Upon the occurrence of an Event of Default, if Lender seeks to foreclose on the Equipment, Borrower shall be liable for the full expense of transportation and in-transit insurance to Lender's premises or, in the event that Lender has immediately available warehouse space in the San Francisco bay area, Borrower's liability for expense of transportation of the Equipment shall be limited to the costs of transportation to such warehouse space. Borrower will arrange for the deinstallation and audit of the Equipment, and will pack, ship and send the Equipment to Lender in good operating order, repair, condition and appearance, and in a condition required pursuant to subsection 5.1 hereof.

SECTION 6.  CONDITIONS PRECEDENT TO LOAN

     On or prior to the Funding Date, Borrower will provide to Lender the following, in form and substance satisfactory to Lender:

     6.1 Such documentation, including without limitation, a Bill of Sale, and other documents as shall reasonably evidence Borrower's right, title and interest in and to the Equipment;

     6.2 A certified resolution or other certificate of corporate authority for the execution and the delivery of, and the performance of all Obligations under the Loan Documents and all related documentation;

     6.3 Incumbency certificate evidencing the authority and facsimile signatures of the individuals executing the Documents;

     6.4 UCC financing statements as deemed appropriate by Lender to perfect its security interest in the Equipment.

     6.5  Certified copies of the certificate of incorporation of Borrower;

     6.6 Certificate of good standing for Borrower from its state of incorporation and similar certificates from all jurisdictions in which it does business and where the failure to be qualified would have a material adverse effect on Borrower's business; and

     6.7  Insurance certificates as required by Section 4 hereof.

SECTION 7.  ASSIGNMENT BY LENDER

     7.1 Borrower acknowledges and understands that Lender may sell and assign all or a part of its interest hereunder and under the Note to any person or entity (an "Assignee"). After such assignment the term Lender shall mean such Assignee, and such Assignee shall be vested with all rights, powers and remedies of Lender hereunder with respect to the interest so assigned; but with respect to any such interest not so transferred, the Lender shall retain all rights, powers and remedies hereby given. No such assignment by Lender shall relieve Borrower of any of its obligations hereunder. Borrower shall acknowledge such assignment or assignments as shall be designated by written notice given by Lender to Borrower.

SECTION 8.  DEFAULT

     The occurrence of any one or more of the following events (herein called "Events of Default") shall constitute a default hereunder and under the Note:

     8.1 The Borrower defaults in the payment of any principal or interest payable under the Note for more than five (5) days after the receipt of notice of such an Event of Default from Lender;

     8.2 The Borrower defaults in the payment or performance of any other covenant or obligation of the Borrower hereunder or under the Note or any other Loan Documents for more than thirty (30) days after the Lender has given notice of such default to the Borrower;

     8.3 Any representation or warranty made herein by the Borrower shall prove to have been false or misleading in any material respect;

     8.4 The making of an assignment by Borrower for the benefit of its creditors or the admission by Borrower in writing of its inability to pay its debts as they become due, or the insolvency of Borrower, or the filing by Borrower of a voluntary petition in bankruptcy, or the adjudication of Borrower as a bankrupt, or the filing by Borrower of any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law or regulation, or the filing of any answer by Borrower admitting, or the failure by Borrower to deny, the material allegations of a petition filed against it for any such relief, or the seeking or consenting by Borrower to, or acquiescence by Borrower in, the appointment of any trustee, receiver or liquidator of Borrower or of all or any substantial part of the properties of Borrower, or the inability of Borrower to pay its debts when due, or the commission by Borrower of any act of bankruptcy as defined in the Federal Bankruptcy Act, as amended;

     8.5 The failure by Borrower, within sixty (60) days after the commencement of any proceeding against Borrower seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, to obtain the dismissal of such proceeding or, within sixty (60) days after the appointment, without the written consent or acquiescence of Lender, of any trustee, receiver or liquidator of Borrower or of all or any substantial part of the properties of Borrower, to vacate such appointment; or

SECTION 9.  REMEDIES

     Upon the occurrence of any one or more Events of Default, Lender, at its option, may declare the Note to be accelerated and due and payable, whereupon the unpaid principal of and accrued interest on such Note shall become immediately due and payable, and the Lender may exercise all rights and remedies with respect to the Collateral granted pursuant hereto for such Note, or otherwise available to it under applicable law, including the right to release, hold or otherwise dispose of all or any part of the Collateral.

     Upon the happening and during the continuance of any Event of Default, Lender may then, or at any time thereafter and from time to time, apply, collect, sell in one or more sales, lease or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonably preparation or processing, in such order as Lender may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere. Lender may require Borrower to assemble the Collateral and make it available to Lender at a place designated by Lender which is reasonably convenient to Lender and Borrower. The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Lender in the following order of priorities:

     First, to Lender in an amount sufficient to pay in full Lender's reasonable costs and professionals' and advisors' fees and expenses;

     Second, to Lender in an amount equal to the then unpaid amount of the Obligations in such order and priority as Lender may choose in its sole discretion; and

     Finally, upon payment in full of all of the Obligations, to Borrower or its representatives or as a court of competent jurisdiction may direct.

The Lender shall return to the Borrower any surplus Collateral remaining after payment of all Obligations.

SECTION 10.  MISCELLANEOUS

     10.1 Borrower shall remain liable to lender for any unpaid Obligations, advances, costs, charges and expenses, together with interest thereon and shall pay the same immediately to Lender at Lender's offices.

     10.2 The powers conferred upon Lender by this Agreement are solely to protect its interest in the Collateral and shall not impose any duty upon Lender to exercise any such powers.

     10.3 This is a continuing Agreement and the grant of a security interest hereunder shall remain in full force and effect and all the rights, powers and remedies of Lender hereunder shall continue to exist until the Obligations are paid in full as the same become due and payable. When Borrower has paid in full all Obligations, Lender will execute a written termination statement, reassigning to Borrower, without recourse, the Collateral and all rights conveyed hereby and return possession (if Lender has possession) of the Collateral to Borrower. The rights, powers and remedies of Lender hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of any other rights, powers and remedies of Lender. Furthermore, regardless of whether or not the Ucc is in effect in the jurisdiction where such rights, powers and remedies are asserted, Lender shall have the rights, powers and remedies of a secured party under the UCC.

     10.4 Upon payment in full of all Obligations, the Lender shall cancel the Note, this Agreement and all UCC financing statements, if any, and shall promptly deliver all such canceled documents to the Borrower.

     10.5 GOVERNING LAW. This Agreement and the other Loan Documents have been negotiated and delivered to Lender in the State of Illinois and shall not become effective until accepted by Lender in the State of Illinois. Payment to Lender by Borrower of the Obligations is due in the State of Illinois. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Illinois, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

     10.6 CONSENT TO JURISDICTION AND VENUE. All judicial proceedings arising in or under or related to this Agreement, the Note or any of the other Loan Documents may be brought in any state or federal court of competent jurisdiction located in the State of Illinois. By execution and delivery of this Agreement, each party hereto generally and unconditionally: (a) consents to personal jurisdiction in Cook County, State of Illinois; (b) waives any objection as to jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement, the Note an the other Loan Documents. Service of process on any party hereto in any action arising out of or relating to this agreement shall be effective if given in accordance with the requirements for notice set forth in subsection 10.8 below and shall be deemed effective and received as set forth in subsection 10.8 below. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction.

     10.7 Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     10.8 Any notice required or given hereunder shall be deemed properly given upon the earlier of: (i) the first business day after transmission by facsimile or hand delivery or deposit with an overnight express service or overnight mail delivery service; or (ii) three (3) days after mailed, postage prepaid, in each case, addressed to the designated recipient at its address set forth herein or such other address as such party may advise the other party by notice given in accordance with this provision.

     10.9 Lender and Borrower acknowledge that there are no agreements or understandings, written or oral, between Lender and Borrower with respect to the Loan, other than as set forth herein, in the Note and the other Loan Documents and that this Agreement, the Note and the other Loan Documents contain the entire agreement between Lender and Borrower with respect thereto. None of the terms of this Agreement, the Note or the other Loan Documents may be amended except by an instrument executed by each of the parties hereto.

     10.10 No omission, or delay, by Lender at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants or provisions hereof by Borrower at any time designated, shall be a waiver of any such right or remedy to which Lender is entitled, nor shall it in any way affect the right of Lender to enforce such provisions thereafter.

     10.11 All agreements, representations and warranties contained in this Agreement or the Note, or in any Loan Documents delivered pursuant hereto or in connection herewith shall be for the benefit of Lender and any Assignee and shall survive the execution and delivery of this Agreement or the Note and the expiration or other termination of this Agreement or the Note.

     10.12 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     10.13  This Agreement shall be binding upon, and shall inure to the benefit
of, Borrower and its permitted assigns (if any).   Borrower shall not assign its
Obligations under this Agreement, the Note or any of the other Loan Documents without Lender's express written consent and any such attempted assignment shall be void and of no effect. Any assignment by Borrower in connection with a "Merger" (as defined below) shall be subject to Lender's prior consent (which shall not be unreasonably withheld or delayed), provided such surviving entity or transferee: (i) assumes Borrower's Obligations hereunder pursuant to assignment documents reasonably acceptable to Lender; (ii) such entity or transferee has a net worth equal to or greater than ten (10) times the outstanding principal and accrued and unpaid interest and (iii) such entity or transferee has a net worth of at least $5,000,000. If Lender reasonably withholds its consent to such assignment in connection with a Merger, the outstanding principal and accrued and unpaid interest shall be prepaid in whole.

     Lender may assign, transfer or endorse its rights hereunder, under the Note and under the other Loan Documents without prior notice to Borrower, and all of such rights shall inure to the benefit of Lender's successors and assigns. The Lender agrees that, in the event of any transfer by it of any of the Note, it will endorse thereon a notation as to the portion of the principal of the Note which shall have been paid at the time of such transfer and as to the date to which interest shall have been last paid thereon.

     For purposes of this Agreement, a "Merger" shall mean any consolidation or merger of the Borrower with or into any other corporation or entity, any sale or conveyance of an or substantially all of the assets or stock of the Borrower by or to any other person or entity in which Borrower is not the surviving entity.

     IN WITNESS WHEREOF, the Borrower and the Lender have duly executed and delivered this Agreement as of the day and year first above written.

                    BORROWER: CORSAIR COMMUNICATION, INC.

                              By:    /s/ John F. Scott
                                  --------------------

                              Title: Vice President
                                     -----------------

                              Date:  8/31/95
                                    ------------------

                    ACCEPTED IN ROSEMONT, ILLINOIS
                    LENDER:   COMDISCO, INC

                              By:    /s/ James Labe
                                  -----------------

                              Title:     illegible
                                       ------------

                              Date:    9/5/95
                                    ---------------

                                   EXHIBIT A

                            SECURED PROMISSORY NOTE

$l,000,000.00                                              Date: August 31, 1995

                                                           Due:  March 1, 1999

     For value received, Corsair Communications, Inc., (the "Borrower") promises to pay to the order of Comdisco, Inc. (the "Lender") at P.O. Box 91744, Chicago, IL 60693 (or such other address as the Lender shall designate to Borrower) the principal amount of $1,000,000.00 together with interest at the rate of 9% per annum, from the due date of this Note to maturity of each installment on the principal hereof remaining from time to time unpaid, such principal and interest to be paid in 48 equal monthly installments of $27,637.24 each, commencing September 1, 1995 and on the same day of each month thereafter to and including February 1, 1999 and a last installment of $150,000.00 to be paid on March 1, 1999, such installments to be applied first to accrued and unpaid interest and the balance to unpaid principal. Interest shall be computed on the basis of a year consisting of twelve months of thirty days each at a rate of nine percent (9%) per annum.

     The Borrower expressly waives demand and presentment for payment, notice of protest, dishonor, and any other notice as permitted under the UCC or any applicable law.

     This Note is the Note referred to in, and is executed and delivered in connection with, that certain Loan and Security Agreement dated August 31, 1995 between the Borrower and the Lender, (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the "Loan Agreement") and is entitled to the benefit and security of the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), to which reference is made for a statement of all of the terms and conditions thereof. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein. The Borrower may prepay this Note, in whole or in part, at any time but only in accordance with the provisions of the Loan Agreement.

     This Note has been negotiated and delivered to Lender and is payable in the State of Illinois, and shall not become effective until accepted by Lender in the State of Illinois. This Note shall be governed by and construed and enforced in accordance with the laws of the State of Illinois, excluding any conflicts of law rules or principles that would cause the application of the laws of any other jurisdiction.

                              BORROWER:       CORSAIR COMMUNICATIONS

                              Signature:________________________________________

                              Print Name:_______________________________________

                              Title:____________________________________________

                              Accepted in Rosemont, Illinois:

                              LENDER:                  COMDISCO, INC.

                              Signature:________________________________________

                              Print Name:_______________________________________

                              Title:____________________________________________

                                  EXHIBIT A

MAKE            MODEL               DESCRIPTION                  ACQUIRE   ASSET #     SERIAL #    TYPE   PURCHASE   ACC DEPT
                                                                  DATE                                      PRICE     30-NOV-94
                                 ASSETS GOING WITH PHONEPRINT
HP              7550A 231        CMPTR PLOTTER GRPH            86/01/21    C0012235    2520A20644    1
APPLE           MACPLUS 686      COMPUTER PERSONAL             87-03-16    C0014120    F7101K2M00    1    2,294.63      2,294.63
APPLE           MACPLUS 551      COMPUTER PERSONAL             87-4-28     C0014342   F6050CM0200    1    1,837.45      1,837.45
APPLE           MACPL  US        COMPUTER PERSONAL             87-6-15     C0014542    F7232M2M00    1    1,508.13      1,508.13
                452
APPLE           MAC PLUS 745     COMPUTER PERSONAL             87-5-10     C0016103    F819350M00    1    1,460.17      1,460.17
AST             PREMIUM 286      COMPUTER PERSONAL                --       C0017172       38521      1        0.00
APPLE           MAC II 459       COMPUTER PERSONAL             87-7-26     C0017215    F926DEM56     1    3,827.87      3,827.87
APPLE           ?                CMPTR MONITOR COLOR              ?        C0017806                  1        0.00          0.00
APPLE           MAC II 547       COMPUTER PERSONAL             91-9-5      C0019273    F51245N576    1    4,560.80      3,624.93
APPLE           M0402 189        CMPTR MONITOR, MONO           91-9-05     C0019285    PH1238K35M    1    1,561.19      1,240.84
APPLE           M0402 188        CMPTR MONITOR, MONO           91-8-20     C0019290    PH1239USA1    1    1,561.74      1,255.54
APPLE           MAC II 505       COMPUTER PERSONAL             91-8-20     C0019291    F51270UG76    1    4,208.20      3,376.66
APPLE           MAC II 408       COMPUTER PERSONAL             91-11-11    C0019589    F113881XC5    1    3,403.30      2,653.23
RADIUS          168              218 CMPTR, MONITOR            91-11-19    C0019590    DCH1410A00    1    1,395.30      1,068.23
APPLE           MAC II ?         MAC 11C1 W/EXT KYBD               ?       C0019941   F11441A1716    1    4,327.13      3,285.73
RADIUS          TPD/19           CMPTR MONITOR                 92-4-1      C0020185    DCH2040A01    1    1,305.13        341.43
                245
APPLE           MACII 11044      COMPUTER, PERSONAL            92-5-7      C0020195    F12176F971    1    4,353.50      3,085.11
RADIUS          TPD/19           COMPTR MONITOR                92-12-14    C0021173      DCH26/      1    1,109.13        687.66
                                                                                         2DA04
APPLE           CENTRIS 1342     COMPUTER PERSONAL             93-4-5      C0021600    F1311CLDOC    1    4,194.11      2,246.18
DELL 1351       COMPUTER         COMPUTER PERSONAL             93-6-16     C0021988      2KY12       1    4,221.88      2,082.79
                S466/M
DELL 1351       COMPUTER         COMPUTER PERSONAL             93-6-16     C0021989      2KY16       1    4,221.88      2,082.79
                S466/M
APPLE           CENTRIS          COMPUTER PERSONAL             93-6-8      C0021990    F1305DAYOC    1    6,040.86      2,940.16
                1933
APPLE           CENTRIS          COMPUTER PERSONAL             93-6-8      C0021991    F13050QYOC    1    6,040.88      2,940.17
                1933
RADIUS                           CMPTR MONITOR, COLOR          93-7-13     C0021992    WTB324A105    1    2,247.53      1,061.33
                719 350
RADIUS                           CMPTR MONITOR, COLOR          93-7-13     C0021993    WTB324A100    1    2,247.56     1,0051.34
                719 350
TEXAS INSTR     531 2559821      CMPTR PRINTER LASER           93-6-15     C0021994     321030674    1    1,660.56        819.21
APPLE           QUADRA 449       CENTRIS 650                               C0022026   CK327000CG7    1    4,263.01      1,914.06
APPLE           CENTRIS 1243     COMPUTER PERSONAL             93-6-24     C0022035   F1321D3550C    1    3,884.73      1,916.44
APPLE           CENTRIS 1243     COMPUTER PERSONAL             93-6-24     C0022037    F1321DN90C    1    3,884.73      1,916.44
APPLE           CENTRIS 473      COMPUTER PERSONAL             93-8-4      C0022137    F23075WSCN    1    3,281.96      1,480.93
APPLE           CENTRIS 473      COMPUTER PERSONAL             93-8-4      C0022138    F23075WWCN    1    3,281.96      1,480.53
APPLE           CENTRIS (610)    COMUTER PERSONAL              93-8-4      C0022139    F2331HXMCN    1    3,281.96      1,480.51
                290
APPLE           CENTRIS (610)    COMPUTER PERSONAL             93-8-4      C0022140    F2307KB3CN    1    1,780.56        807.74
                290
APPLE           CENTRIS (610)    COMPUTER PERSONAL             93-8-4      C0022141    F2307W66CN    1    1,780.56        807.74
                290
APPLE           CENTRIS (610)    COMPUTER PERSONAL             93-8-4      C0022142    F2307KB5CN    1    1,780.56        807.74
                290
APPLE           CENTRIS (610)    COMPUTER PERSONAL             93-8-4      C0022143    F23075NRCN    1    1,790.56        807.74
                290
APPLE           CENTRIS 573      COMPUTER PERSONAL             93-8-4      C0022145    F23073WUCN    1    1,790.56        807.74
RADIUS          770    348       CMPTR MONITOR COLOR           93-5-4      C0022145    HNC7190ADI    1    2,405.36      1,064.34
RADIUS          779   348        21" COLOR MONITOR             93-5-15     C0022146   HNC190ADI00A   1    2,463.40      1,099.15
APPLE           PRO 630  814     CMPTR PTINER LASER            93-11-19    C0022147    F132614010    1    2,344.56      1,147.23
NCA             4542NT  717A     CMPTR DRIVE DISK              94-3-11     C0022151     G9360753     1    1,406.17        634.32
NCA             MXT1240S 660     CMPTR DRIVE DISK              94-3-1      C0022196    G93658772     1    1,234.67        584.04
APPLE 504       QUADRA           COMPUTER PERSONAL             93-11-21    C0022479    C03905VIC     1    3,236.95      1,255.22
                (610)
APPLE 504       QUADRA           COMPUTER PERSONAL             93-11-9     C0022480    CX3905VFI     1    3,236.95      1,255.22
                (610)

                                   EXHIBIT A

MAKE            MODEL               DESCRIPTION                  ACQUIRE   ASSET #     SERIAL #    TYPE    PURCHASE   ACC DEPT
                                                                  DATE                                       PRICE    30-NOV-94
APPLE 504       QUADRA           COMPUTER PERSONAL             93-11-9     C0022481    CX371U8ZIC   1      3,236.95    1,255.22
                (610)
APPLE 504       QUADRA           COMPUTER PERSONAL             93-11-9     C0022482    CX337UZ1C    1      3,236.95    1,255.22
                (610)
APPLE 504       QUADRA           COMPUTER PERSONAL             93-11-9     C0022483    CX33725I1C   1      2,083.94      808.11
                (610)
APPLE 504       QUADRA           COMPUTER PERSONAL/21" CLR     93-11-9     C0022484    CX3371V21C   1      2,083.94      808.11
                (610)            MONITOR
RADIUS 448      381              CMPTR MONITOR COLOR           93-10-8     C0022485    SSG33ZA103   1      2,961.19    1,210.84
RADIUS 948      381              CMPTR MONITOR COLOR           93-10-5     C0022486    SSG33ZA103   1      2,961.19    1,210.84
DELL 1,269      COMPUTER         COMPUTER PERSONAL             93-10-8     C0022528    30MW5        1      3,933.48    1,608.36
                S466M
DELL 1,259      COMPUTER         COMPUTER PERSONAL             93-10-8     C0022529    30MW6        1      3,933.50    1,606.37
                S466M
CHAPLET SYS     1,627            COMPUTER PERSONAL LLPTR 2/OK  C0022619    71263M347                1      5,068.67    1,872.50
NBD486T
SUN MICROSYS    10GXN-407 457    WORKSTATION                   94-10-6     C0023073    35054623     1     14,621.40    4,873.50
SUN MICROSYS    10GXN-407,579    WORKSTATION                   94-10-6     C0023074    35054632     1     14,469.30    4,795.38
SUN MICROSYS    4/1 5EC-32 177   WORKSTATION                   94-10-6     C0023075    351F1078     1      5,656.06    1,385.36
SUN MICROSYS    4/1 5EC-32 177   WORKSTATION                   94-1-6      C0023076    351F1068     1      5,656.06    1,385.36
SUN MICROSYS    4/10EC-8 199     WORKSTATION                   94-10-6     C0023077    351F2559     1      2,837.55      975.38
SUN MICROSYS    X547A-ST 9859    CMPTR DRIVE DISK              94-10-6     C0023078    35183300     1      4,439.00    1,476.53
SUN MICROSYS    X547A-ST2 259    CMPTR, DRIVE DISK             94-10-6     C0023079    351U3356     1      2,961.53    1,416.53

                                   EXHIBIT B

MAKE            MODEL              DESCRIPTION           ACQUIRE      ASSET#         SERIAL #     TYPE   PURCHASE       ACC DEPT
                                                           DATE                                            PRICE        30-NOV-94
APPLE 990       POWERBOOK   COMPUTER PERSONAL LPTP       93-12-22     C0023101      PC3480MU44      1    3,094.63          1,134.70
APPLE 990       POWERBOOK   COMPUTER PERSONAL LPTP       93-12-22     C0023102      PC347D0744      1    3,094.63          1,134.70
APPLE 990       POWERBOOK   COMPUTER PERSONAL LPTP       93-12-72     C0023103      PC348DB444      1    3,094.63          1,134.70
APPLE 940       QUADRA      COMPUTER PERSONAL            93-12-21     C0023104      PC3465LTIC      1    2,952.33          1,082.52
APPLE 940       POWERBOOK   COMPUTER PERSONAL            93-12-21     C0023105      PC3490QHIC      1    2,952.33          1,082.52
                /OU
APPLE 445       POWERBOOK   COMPUTER PERSONAL            93-12-21     C0023106      PC3495C41C      1    2,952.33          1,082.52
                /OU
APPLE 945       POWERBOOK   COMPUTER PERSONAL            93-12-21     C0023107      PC3495561C      1    2,952.33          1,082.52
                /OU
APPLE 945       POWERBOOK   COMPUTER PERSONAL            93-12-21     C0023108      PC3490031C      1    2,952.33          1,082.52
                /OU
APPLE 945       POWERBOOK   COMPUTER PERSONAL            93-12-21     C0023109      PC465NX1C       1    2,952.33          1,082.52
                /OU
APPLE 945       POWERBOOK   COMPUTER PERSONAL            93-12-21     C0023110      PC49080IC       1    2,952.33          1,082.52
                /OU
APPLE 945       QUADRA      COMPUTER PERSONAL            93-12-21     C0023111      FC4504TIC       1    2,952.34          1,082.52
                (610)
MICRONET        SS-D16000   COMPUTER DRIVE TAPE DATE        ?         C0023115       5301768        1    1,749.32            734.72
                            486 COMPUTER                    -         C0023197                      1    2,919.93            724.73
HP              7550A  231  CMPTR, PLOTTER, GRPH            -         C0023308      2631A36846      1    2,080.04            534.68
DELL 1800       COMPUTER    COMPUTER PERSONAL             94-3-4      C0023309         3DYPS        1    3,530.99            941.60
                S486D
DELL 1800       COMPUTER    COMPUTER PERSONAL             94-3-4      C0023310         3DYFM        1    3,530.99            941.60
                S486D
DELL 1800       COMPUTER    COMPUTER PERSONAL             94-3-4      C0023311         3DYRD        1    3,530.99            941.60
                S486D
FR SYSTEMS      COM-120A    CMPTR, MONITOR                94-3-22     CC0023404         1686        1    3,201.89          3,520.50
                6,733
IBM 800         425SX/SI    COMPUTER PERSONAL             94-4-11     C0023529      FS02323KKP      1    1,367.70            365.80
IBM 744         425SX/SI    COMPUTER PERSONAL             94-4-11     C0023530      PS02323KKI      1    1,457.46            351.95
APPLE 676       QUADRA      COMPUTER PERSONAL             94-4-11     C0023531      PC3490E41C      1    5,949.25          1,224.36
APPLE 227       QUADRA      COMPUTER PERSONAL             94-3-30     C0023532      PC406015U       1    2,404.99            641.33
APPLE  ?        QUADRA      COMPUTER PERSONAL             94-3-30     C0023533      PC406006U       1    2,404.99            641.33
APPLE           QUADRA      COMPUTER PERSONAL               --?       C0023534      PC4060CXU       1    2,295.70            993.52
APPLE 1135      QUADRA      COMPUTER PERSONAL             94-3-30     C0023535      PC40600HU       1    2,225.69            593.52
APPLE 1,135     QUADRA      COMPUTER PERSONAL             94-3-30     C0023536      PC40600UU       1    2,225.70            593.52
APPLE 2,428     POWER MAC   COMPUTER PERSONAL             94-4-14     C0023537     XB412CCNZQ       1    3,617.27            813.46
APPLE 2,428     POWER MAC   COMPUTER PERSONAL             94-4-13     C0023538     XB412VDNZQ       1    3,617.28            815.46
APPLE 1,349     POWERBOOK   COMPUTER PERSONAL LPTP        94-4-21     C0023605      PC406SYI44      1    2,645.13            617.20
APPLE 1349      POWERBOOK   COMPUTER PERSONAL LPTP        94-4-21     C0023605      PC4065VY44      1    2,645.13            617.20
APPLE 1349      POWERMAC    COMPUTER PERSONAL             94-4-21     C0023621     XB407LWP19       1    3,232.23            754.19
APPLE 1349      POWERBOOK   COMPUTER PERSONAL LPTP        94-4-28     C0023634      PC40458B44      1    2,938.53            676.17
APPLE 1349      POWERBOOK   COMPUTER PERSONAL LPTP        94-4-28     C0003635      PC404TBY4       1    2,938.51            676.17
APPLE 1227      QUADRA      COMPUTER PERSONAL             94-4-18     C0023647      PC404074U       1    2,404.99            641.33
APPLE 1227      QUADRA      COMPUTER PERSONAL             94-4-18     C0023648      PC40603UU       1    2,404.99            641.33
APPLE 1227      QUADRA      COMPUTER PERSONAL             94-4-18     C0023649      PC40413RU       1    2,404.99            641.33
APPLE 504       QUADRA610   COMPTR-PERSON                 94-6-10     C0023782     DCL4100A01       1    2,774.56            462.43
                            PERSONAL COMPUTER                         C0023783                      1    5,164.32            660.75
APPLE 2,229     PB DUO      POWERBOOK DUO 280c w17" DISP     -        C0023903    PC429HNT230       1    5,096.67            509.67
                280/280C
1224                        POWERBOOK DUO 280c w17" DISP     -        C0023904                      1    5,096.67            509.67
APPLE 1,751     M3077       COMPUTER PERSONAL             94-8-14     C0023906     PC4230602Q       1    3,434.08            343.41
                (POWERm)
                ?           17 COLOR MONITOR                 -        C0023907                      1    1,017.55            101.76
A
APPLE           M2612 1043  CMPTR MONITOR, COLOR 20       94-8-18     C0023909     114130091X       1    2,045.93            204.50
-               ?           POWERBOOK 180                    -        C0023924                      1    2,960.76            288.75
-               ?           POWERBOOK 180                    -        C0023925                      1    2,960.76            288.75
APPLE 1,239     6100        CMPTR PERSONAL                94-9-6      C0023926     XB432IR217       1    3,257.81            223.86
                (POWERMAC)

                                   EXHIBIT B

MAKE            MODEL              DESCRIPTION             ACQUIRE      ASSET#         SERIAL #     TYPE   PURCHASE       ACC DEPT
                                                             DATE                                            PRICE        30-NOV-94
APPLE 1,239     6100          CMPTR PERSONAL                94-9-6      C0023927      XB43225A17      1    3,357.81          223.86
                (POWERMAC)
APPLE 670       M2464         MONITOR-CMPTR                 94-9-6      C0023935      PC41316598      1    3,291.03          219.40
                POWERMAC
APPLE  1,049    C0-890        MONITOR,COLOR (20)            94-9-6      C0023936     544290841XY      1    2,055.92          137.05
APPLE  1,678    M2464         MONITOR CMPTR                 94-7-96     C0023937      PC4112YIU       1    3,291.06          219.40
                (POWERPC)
APPLE 1049      C0890         MONOTIR, COLOR                94-9-6      C0023938     S44S98MIXY       1    2,055.92          137.06
APPLE 4128      8100          CMPTR PERSONAL                94-9-6      C0023939      XB42UYP50       1    2,094.18          539.62
                              SPARC STAT                      -         C0023964                      1    1,103.83            0.00
                              5 GB TAPE                       -         C0023965                      1    1,250.29            0.00
SUN MICROS      41OFC2-1825   WORKSTATION                  94-10-10     C0023869       441F1232       1    1,577.59          119.25
SUN MICROS      415FC2-2359   WORKSTATION,CLASSIC          94-10-20     30023970       440F1652       1    4,624.53          154.15
RADIUS          C0507         MONITOR, COLOR 17"              -         C0023971      SS1428A162      1    1,095.00           36.50
APPLE 418       QUADRA 605    CMPTR PERSONAL               94-10-10     C0023972      XB43502K2D      1    2,393.28           79.78
APPLE 418       QUADRA 605    COMPUTER PERSONAL            94-10-10     C0029273       XB43500D       1    2,393.28           79.78
SPORTSTER       NA 1,172      CMPTR. PERSONAL              94-10-19     C0023974         N/A          1    2,295.85          276.61
APPLE 3125      M2332         POWERBOOK                    94-10-20     C0023991      PC433HB823      1    6,127.52          204.25
APPLE 3125      M2332         POWERBOOK                    94-20-20     C0023992      PC438HR023      1    6,127.52           20.25
INTEL           486 DXL       486 COMPUTER                              CO023995                      1      4,1588          138.20
APPLE           7100          PERSONAL COMPUTER                         C0023996                      1    4,912.14          163.74
APPLE           7100          PERSONAL COMPUTER                         C0023997                      1    4,912.14          163.74
COMPAQ                        PROLINEA FOR PAYROLL                      C0024046                      1    2,336.54            0.00
APPLE                         POWERBOOK 520 FOR FINANCE                 C0024047                      1    3,089.08            0.00
APPLE                         POWERBOOK 520 FOR FINANCE                 C0024048                      1    3,029.08            0.00
APPLE           7100          PERSONAL COMPUTER                         C0024049     FC4410CR3YK      1    4,420.45            0.00
APPLE           7100          PERSONAL COMPUTER                         C0024050     FC4410DW3YK      1    4,420.46            0.00
2500                          PENTIUM 90 MHZ FOR STODDARD               C0024111                      1    4,600.62            0.00
2500                          PENTIUM 90 MHZ FOR STODDARD               C0024112                      1    4,600.62            0.00
                1932          POWERBOOK 123                             C0024113                      1    3,086.21            0.00
TEXTRONIX       7A18N         SCOPE PN, DUAL               74-5-2       C0004026       B054254        2      531.20          525.89
TEXTRONIX       7A18N         SCOPE PN, DUAL CH            74-5-2       C0004028       B054271        2      531.20          525.89
TEXTRONIX       7704          SCOPE GP, MF                 75-9-22      C0004208       B143141        2    3,211.80        3,179.68
HP              6267B         PWR SUPP. DC                 75-9-1       C0004227     1512A02235       2      750.87          743.36
TEXTRONIX       475DM43       SCOPEPORTABLE                75-8-26      C0004280       252551         2    3,421.74        3,387.52
POWER DESIG     TP325         POWER SUPPLY, TRIPLE         76-4-1       C0004357       602113         2      430.00          425.70
TEXTRONIX       7A26          SCOPE PN, DUAL CH            76-4-14      C000440        B129107        2    1,220.20        1,208.00
TEXTRONIX       7B80          SCOPE PN, TIME BASES         77-3-1       C0004649       B041473        2      794.74          786.79
TEXTRONIX       7B53A         SCOPE PN DUAL                77-7-1       C0004879       B124703        2    1,039.80        1,029.40
HP              6002A         PWR SUPP. DC                 78-5-28      C0005290     1802A01049       2    1,251.43        1,238.92
TEXTRONIX       7B53A         SCOPE PN, TIME BASE          78-5-30      C0005319       B189223        2    1,134.91        1,121.56
KROHN-HITE      3202R         FILTER, TUNABLE              78-6-13      C0005370        3396          2    1,071.23        1,060.62
HP              3964A         RCRDR INSTRUMENT             78-7-15      C0005438     1821A0701        2    7,116.18        7,045.02
TEXTRONIX       7A26          SCOPE PN DUAL CH             78-7-28      C0005452       B189524        2    1,412.59        1,394.47
TEXTRONIX       7B85          SCOPE PN TIME BASE           78-12-13     C0005598       B064025        2    1,093.22        1,062.29
                              SD TIME CODE READER            8132       C0005825                      2
HP              436A          METER, POWER, MW             19-10-5      C0006519     1930A05680       2    2,350.21        2,326.71
HP              8656A         GEN SIGNAL                   82-1-29      C0007157     2142A01924       2    7,203.40        7,203.40
HP              197B          CAMERA SCOPE                 83-3-15      C0007573     1905A04498       2    1,544.41        1,544.41
HP              8970A         METER NOISE                  83-4-12      C0007647     2221A01029       2    9,948.28        9,948.28
TEXTRONIX       485           SCOPE PORTABLE               83-5-4       C0007725       B191464        2    8,196.25        8,196.25
HP              5335A         COUNTER ELEC                              C0007925     2321A04740       2    4,081.58        4,081.58
BSG             PROJ 5110     MODULE AMPL BIAS                          C00116025    2321A04740       2    4,081.58        4,081.58
TEXTRONIX       2445          SCOPE PORTABLE                            C0011887         2            2
TEXTRONIX       2465CTS       O'SCOPE SNB052750                         C0012315       BCG0280        2    4,140.80        4,140.80
                              HP 160G LOGIC ANALYZER                    C0012426                      2   15,070.21       15,070.21
HP              6024A         POWER SUPPLY                              C0012969     2526A04501       2    1,335.36        1,335.16
IBM             6180-002      CMP FTR PLOTTER CLR          87-2-6       C0013809        11448         2
HP              3335A         GEN SYNTHESIZER              87-2-24      C0014059     2516A04099       2   11,401.92       11,401.92
HP              5385A         COUNTER ELEC                 91-8-9       C0017628     2710A04821       2    2,054,05        2,016.58
HP              HP 6632A      PWR SUPP. DC                 91-5-14      C0019030     2708A00130       2    1,244.82          932.48
FLUKE MFG       6080A         GEN SIGNAL                   91-7-19      C0019122      53115701        2   21,309.88       17,261.02

                                   EXHIBIT B


MAKE            MODEL               DESCRIPTION                  ACQUIRE      ASSET #      SERIAL #    TYPE   PURCHASE    ACC DEPT
                                                                  DATE                                         PRICE      30-NOV-94
HP              6632A            PWR SUPP DC                    91-6-14      C0019126     3002A0439      2     1,760.15    1,439.11
HP              6632A            PWR SUPP DC                    91-6-14      C0019128     3002A0424      2     1,760.15    1,439.11
HP              5087A            AMPL DISTR                     93-3-10      C0021441     2208A0474      2     2,929.02    1,630.49
IFR SYSTEMS     COM120A          MONITOR COMMUNCATION           93-3-16      C0021580     485001182      2    12,870.00    7,207.20
IFR SYSTEMS     120A             RECEIVER COMM                  93-7-23      C0021984     485001135      2    13,949.08    6,587.07
NCA             PERIPHERAL       CHPTR DRIVE DISK                93-6-2      C0021985     G93657270      2     1,526.33      752.99
                MXT
NCA             PERIPHERAL       CMPTR DRIVE DISK                93-6-2       C021986     G93657272      2     1,526.32      752.99
                MXT
II INC          2PB36A-006       CCADSP                         93-6-18      C0022048       97273        2     1,618.34      809.14
BURR-BROWN      2PB1007-001      CONVERTER A/D                  93-6-18      C0022049       98777        2     6,489.39    3,244.79
NCA             4542NT           CMPTR DRIVE DISK               94-3-11      C0022150     G93660752      2     1,406.17      634.32
DIGITAL EQ      400090           SYSTEM VAC                      94-3-1      C0022191     930169345      2    30,255.88   12,171.25
MAXTOR          KOOCHOHE         1.2 GBYTE DISK DRIVES                       C0022197                    2     1,294.67      584.04
MAXTOR          KOOCHOHE         1.2 GBYTE DISK DRIVES                       C0022198                    2     1,294.67      584.04
STANFORD RE     SR620            COUNTER UNIVERSAL             93-12-17      C0023118        1383        2     4,871.25    1,623.76
STANFORD RE     FS700            FREQ STD LORAN                93-12-17      C0023119        405         2     5,737.25    1,912.42
                                 LOW PHASE NOISE OSCL                        C0023196                    2     3,412.95    1,023.75
PANASONIC       KX-B8520         PRINT BOARD ELECTRONIC          9-4-11      C0023375     0733221A07     2     1,417.56      383.36
COMPBINET       CB-400           BRIDGE ETHERNET                94-3-24      C0023433      A3-3127       2     2,319.91      611.65
NOISE COLM      UFX7109          GEN NOISE PROGRAMMABLE          94-4-8      C0023434        2022        2     8,478.50    1,978.22
                                 4MM TAPE DRIVE                              C0023551                    2     1,369.96      319.66
HP              8560E            ANAL SPECTRUM                  94-7-26      C0023814     3425A01019     2    27,199.93    1,621.32
                                 AUTOCAD SYSTEM                              C0023823                    2     6,392.16      852.29
                                 17 MONITOR                                  C0023824                    2     1,515.50      202.07
                                 LASER PRINTER                               C0023825                    2     4,912.02      654.93
                                 2GB HD SCSI-II CABLE                        C0023963                    2     1,216.73       81.12
                                 4.2 GB MUL                                  C0023966                    2     3,196.77        0.00
                                 4.2 GB MUL                                  C0023967                    2     3,196.77        0.00
                                 4.2 GB MUL                                  C0023963                    2     3,196.77        0.00
CSC             1924EXT          DRIVE DISK SCSI               94-10-10      C0023975       828315       2     1,093.30       36.44
CSC             1924EXT          DRIVE DISK SCSI               94-10-10      C0023976       829405       2     1,093.30       36.44
RADIUS          C0507            DRIVE DISK SCSI               94-10-10      C0023977     S91428A1E2     2     1,093.30       36.44
                                 2 GB SCSI                                   C0023978                    2     1,093.30       36.44
                                 2 GB SCSI                                   C0023979                    2     1,093.30       36.44
                                 2 GB SCSI                                   C0023980                    2     1,093.30       36.44
                                 2 GB SCSI                                   C0023981                    2     1,093.30       36.44
                                 2 GB SCSI                                   C0023982                    2     1,093.30       36.44
                                 2 GB SCSI                                   C0023983                    2     1,093.30       36.44
CSC             1924EXT          DRIVE DISK SCSI                             C0023985                    2     1,093.30       36.44
                                 2 GB SCSI                                   C0023986                    2     1,093.30       36.44
                                 19-2 GB HD & 13 TERMINATORS                 C0023987                    2     1,093.30       36.44
                                 2 GB SCSI                                   C0023988                    2     1,093.30       36.44
                                 XYPLEX SERVER                               C0023999                    2     2,209.19        0.00
                                 SUN WORK STATION                            C0024096                    2     7,035.93        0.00
                                 PHONEMAID SIGNAL GENERATORS              Self-Corrected                 2    72,950.00        0.00
                                 (2)
POWER DESIGN    3610ORF          PWR SUPPLY DC                    70-9-1     C0001464       810016       3
TEXTRONIX       2335             SCOPE PORTABLE                  83-3-18     C0007583      8012536       3     2,715.75    2,715.79
TEXTRONIX       495P             ANAL SPECT                      83-6-23     C0007792      B010488       3    30,354.49   30,854.49
HP              6653A            POWER SUPPLY                     94-4-7     C0022979     3347A01177     3     3,076.98      717.57
HP              6653A            POWER SUPPLY                     94-4-7     C0022980     3347A01585     3     2,976.63      694.54
HP              6653A            POWER SUPPLY                     94-4-7     C0022981     3347A01182     3     2,976.62      694.56
HP              6653A            POWER SUPPLY                    94-4-15     C0022982     3345A00408     3     1,828.07      457.49
HP              6543A            POWER SUPPLY                    94-3-12     C0022983     3218400175     3     4,601.51    1,227.07
HP              6543A            POWER SUPPLY                    94-3-12     C0022984     3218A00139     3     1,828.07     4487.49
HP              6543A            POWER SUPPLY                    94-3-12     C0022985     3218A00172     3     1,828.07      487.49
HP              6543A            POWER SUPPLY                    94-3-12     C0022986     3218A00176     3     1,828.08      487.49
TEXTRONIX       TA5475           SCOPE PORTABLE                  94-3-22     C0023312      B011081       3     2,614.04      697.08
TEXTRONIX       2232             SCOPE PORTABLE                  94-3-22     C0023314      B032127       3     6,748.34    1,789.56
HP              856B8            ANALSPECT                        94-3-1     C0023405     2601A82551     3    19,903.88    4,641.24
HP              8482B            SENSOR POWER                     94-3-1     C0023406     2149A02159     3    18,943.75    5,681.16

                                   EXHIBIT B

MAKE               MODEL              DESCRIPTION                  ACQUIRE      ASSET #      SERIAL #    TYPE   PURCHASE    ACC DEPT
                                                                  DATE                                         PRICE      30-NOV-94
HP                 8657B           GEN SIGNAL                    94-3-12     C0023407     3133002203     3    16,957.72     4,522.66
HP                 437B            METER POWER MW                94-3-15     C0023408     3125U10460     3     2,898.80       869.64
HP                 5385A           COUNTER ELEC                   94-6-6     C0023473     3242A07945     3     2,992.81       988.08
                                   POWER SUPPLY                   94-6-6     C0023574                    3     4,001.51       613.53
HP                 5385A           COUNTER ELEC                  94-5-27    C00235704     2730406273     3     2,130.88       355.15
                                   DRIVE CONTROL                             C0023784                    3     5,358.38       893.07
                                   DSP32C BOARD                              C0023874                    3     3,085.13         0.00
                   1924EXT         DRIVE DISK SCSI                           C0023984        87898       3     1,093.30        36.44
                                   MACRONI SIGNAL GENERATOR                  C0024035                    3    24,023.92         0.00
                                   RUGGED COMPUTERS                          C0024109                    3     4,054.25       135.14
                                   RUGGED COMPUTERS                          C0024110                    3     3,907.83       781.57
IBM                SEL III         TYPEWRITER                                C0006472       4555133      4
APPLE              PRO 630         LASERWRITER PRO 630                       C0022148     F132614H108    4     2,544.57     1,147.89
HP                 FAX 950         FAX-EXPENSED                              C0023902     IPA4403940     4
HP                 451MX           LASERJET PRINTER                          C0024045     USGD517900     4     4,364.48         0.00
HP                 8591E           ANALSPECT PORTABLE            94-7-21     C0023831      3412A0597     5    12,052.43     1,740.32
SUN MYCROSY        X8522A          STORAGE PACKAGE               94-9-30     C0023954      43804220      5     1,254.29        83.62
SUN MYCROSY        X569A           DRIVE DISK 420B               94-9-30     C0023955      43603607      5     2,146.95       209.36
SUN MYCROSY        X569A           DRIVE DISK 4.2GB              94-9-30     C0023956      43631603      5     3,147.80       209.86
SUN MYCROSY        X569A           DRIVE DISK 4.2GB               94-930     C0023957      43603341      5     3,147.82      2209.86
                                   XYPLEX SERVER                             C0023958                    5     2,288.19         0.00
                                   1 SUN 4.2GB DISK PACKS                    C0024122                    5     2,857.20         0.00
                                   1 SUN 4.2GB DISK PACKS                    C0024123                    5     2,857.20         0.00
                                   1 SUN 4.2GB DISK PACKS                    C0024124                    5     2,857.80         0.00
                                   1 SUN 4.2GB DISK PACKS                    C0024125                    5     2,857.80         0.00
                                   1 SUN 4.2GB DISK PACKS                    C0024126                    5     2,257.20         0.00
                                   XPLEX SERVER                              C0024127                    5     2,972.73         0.00
                                   XPLEX SERVER                              C0024128                    5     2,972.73         0.00
ENGINEE            XB024-10        PLATFORM LIFTER                           C0023120      62834-02      6     1,254.08       376.22
ENGINEE            XB024-10        PLATFORM LIFTER                           C0023121      62818-01      6     1,254.08       376.22
ENGINEE            XB024-10        PLATFROM TRUCK/LIFT                       C0023160      63956.02      6     1,503.25       400.87
ENGINEE            XB024-10        PLATFORM TRUCK/LIFT                       C0023161      67966-03      6     1,503.25       400.87
ENGINEE            XB024-10        PLATFORM TRUCK/LIFT                       C0023162      63966-04      6     1,503.25       400.87
ENGINEE            XB024-10        PLATFORM TRUCK/LIFT                       C0023163      63956-01      6     1,503.25       400.87
ENGINEE            XB024-10        PLATFORM TRUCK/LIFT                       C0023164      63956-05      6     1,503.24       400.87
                                   WORK BENCHES                              C0023539                    6     4,799.63       959.93
                                   WIRE SHELF CARTS                          C0023540                    6     1,679.62      3335.93
                                   FLOOR SCALE                               C0024036                    6     2,803.68         0.00
                                   INSTAPAK MODEL 750 PACKGING               C0024129                    6      3197.00         0.00
                                   STOCKROOM SECURITY ENCODERS               C0022850
                                   HP 3100                                   C0023841                         37,253.97     2.423.08

* Does Not Include HP3100 Computer. Disposition of this unit is not yet decided.
** Does not include rack units in cage (warehousing units) which may or may not be removed when building is vacated. Disposition of this unit is not yet decided.

                                        CORSAIR 1995 FIXED ASSET PURCHASES THROUGH 6/30/95

===========================================================================================================================
             MAKE/VENDOR                    MODEL                 DESCRIPTION              CORSAIR    PURCHASE   PURCHASE
                                                                                           CHECK #      PRICE      DATE
---------------------------------------------------------------------------------------------------------------------------
Computer Equipment (1600)
-------------------------
---------------------------------------------------------------------------------------------------------------------------
Acropolis 950606002, 950606001, 6017    AS171-42801         SCSI disk pedestal w/kit         3954   $10,207.98   5/26/95
---------------------------------------------------------------------------------------------------------------------------
Arcom                                   3C509B            3COM Ethink III 16bit 20 pack      3959   $ 1,643.19   6/8/95
---------------------------------------------------------------------------------------------------------------------------
Arcom                                   000655-0       USROBO Total Control 6Slot Hub        4289   $15,550.58   6/26/95
---------------------------------------------------------------------------------------------------------------------------
Aroma Tech - SNM30254569                M586-90/100          SIS 586 90/100MHz               3477   $ 3,145.22   4/11/95
---------------------------------------------------------------------------------------------------------------------------
Cabletron                               SEHI-24           Stack ethernet hub intel 24p       3680   $ 6,716.41   5/5/95
---------------------------------------------------------------------------------------------------------------------------
Cabletron                               SEH-24             Stackable ethernet hub-24         3680   $ 3,029.47   5/9/95
---------------------------------------------------------------------------------------------------------------------------
Cabletron                               SEHI-24           Stack ethernet hub intel 24p       4220   $ 2,693.75   5/30/95
---------------------------------------------------------------------------------------------------------------------------
Cablerock                               CR5-85                Spare 5 System w/kit           3335   $ 5,732.92   3/21/95
---------------------------------------------------------------------------------------------------------------------------
Central Design - S519F01YC              SSFX185322P46        17"C 32MB 1GB TGX 85            3972   $ 8,640.63   5/22/95
---------------------------------------------------------------------------------------------------------------------------
Central Design                          S20FX16132P46        17"C TGX 61 32MB 1GB            3735   $35,140.10   6/8/95
---------------------------------------------------------------------------------------------------------------------------
Central Design - S513F04, S513F04WD,    S4C7032P44           S4 70 MHz 20" c32mb535          3792   $31,485.41   6/16/95
S513F04KY, S513F031W
---------------------------------------------------------------------------------------------------------------------------
Central Design - 6016869                EXAXEXB-8505             8MM Tape Drive              3869   $ 1,472.89   6/23/95
---------------------------------------------------------------------------------------------------------------------------
Central Design                          model 70,110    CD-SS4-70, Sun 1, CD-SS5-85, Sun 5   4182   $21,259.88   6/28/95
---------------------------------------------------------------------------------------------------------------------------
Ceram                                                          64MB Simm for SS20            3769   $ 7,902.00   5/9/95
---------------------------------------------------------------------------------------------------------------------------
Computerland                            HPCD-E2039           Laserjet 4M plus toner          3388   $ 2,089.24   3/29/95
---------------------------------------------------------------------------------------------------------------------------

                                        CORSAIR 1995 FIXED ASSET PURCHASES THROUGH 6/30/95

===========================================================================================================================
             MAKE/VENDOR                    MODEL                 DESCRIPTION              CORSAIR    PURCHASE   PURCHASE
                                                                                           CHECK #      PRICE      DATE
---------------------------------------------------------------------------------------------------------------------------
Computer Equipment (1600) cont'd
--------------------------------
---------------------------------------------------------------------------------------------------------------------------
Computerland                            755-C                     IBM Thinkpad               3603   $ 3,657.37   4/25/95
---------------------------------------------------------------------------------------------------------------------------
Computerland - XB5160N93YX              APPL-A0848       PowerMac 8100/110C 16MB 2GB CD      3663   $ 6,768.51   5/2/95
---------------------------------------------------------------------------------------------------------------------------
Computerland - FC517361-446,            APPL-A3642        Apple PowerMac 7100/80 16/700/cd   3975   $25,581.75   5/12/95
FC5173K2446,
FC5173P0446,FC5173LM446,
C5173KB446, FC51740T44H,
JPGK14205
---------------------------------------------------------------------------------------------------------------------------
Computerland  -FC512HJ223L              APPL-A0864     Powerbook 280C 4/320 w/monit. & pack  3740     4,758.19   5/12/95
---------------------------------------------------------------------------------------------------------------------------
Computerland - TF513DDT1Y5              APPL-H1485          Powerbook duo dock w/HD          3846   $   825.40   5/16/95
---------------------------------------------------------------------------------------------------------------------------
Computerland 400012544503291,           Patriot                 2-Laptop 486/dx              3846   $ 5,314.75   5/26/95
40003244473172
---------------------------------------------------------------------------------------------------------------------------
Computerland                            RADI-C0504           Two page display / 20GS         3892   $ 3,523.17   6/23/95
                                        DCL5090A0179
                                        DCL5080A0048
                                        DCL5090A0133
                                        DCL5090A0173
---------------------------------------------------------------------------------------------------------------------------
Computerland                            King-B2320         20 MB module P/PB Duo 250         3975   $   838.75   6/8/95
---------------------------------------------------------------------------------------------------------------------------
Computerland XB52200WT5PQ,              APPL-A3642            PowerMac w/keyboard            3975   $33,743.60   6/12/95
XB5200WU5P0, XB5212EK5P0,
XB5212EX5P0, SB5212BJ5P0
---------------------------------------------------------------------------------------------------------------------------
Computerland                            APPL-A4273      (5) PowerMacs w/monit. & keybds.     4080   $14,873.82   6/21/95
---------------------------------------------------------------------------------------------------------------------------
DEL                                     90C/XPS        Dimension Pentium-Mini tower base     3797   $ 3,245.41   6/16/95
---------------------------------------------------------------------------------------------------------------------------
ENS - SN25095490                        CSCO-2501          Router package w/software         3033   $ 4,023.81   1/25/95
---------------------------------------------------------------------------------------------------------------------------

              CORSAIR 1995 FIXED ASSET PURCHASES THROUGH 6/30/95

===================================================================================================================================
          MAKE/VENDOR                         MODEL                       DESCRIPTION           CORSAIR       PURCHASE    PURCHASE
                                                                                                CHECK #        PRICE        DATE
-----------------------------------------------------------------------------------------------------------------------------------
Computer Equipment (1600) cont'd
----------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ENS                                     USROB-000826-               Analog modem w/fax            3033      $  6,021.31     1/30/95
                                        0
-----------------------------------------------------------------------------------------------------------------------------------
ENS - SN50004214                        CSCO-7010                Cisco 7010 router package        3445      $ 27,202.20      4/3/95
-----------------------------------------------------------------------------------------------------------------------------------
HDS                                                            Pentium 586 computer system        3034      $  4,281.29      1/5/95
-----------------------------------------------------------------------------------------------------------------------------------
HDS                                                            Pentium 586 computer system        3034      $  4,281.29     1/10/95
-----------------------------------------------------------------------------------------------------------------------------------
HDS                                                                HD Victoria System             3850      $  6,249.50     5/20/95
-----------------------------------------------------------------------------------------------------------------------------------
NCA - SN454505410766,                   2100S               Quantum Empire 2100s hard disk        3311      $  1,960.41      3/9/95
SNBDOE5021LNY, SN 4360015888,
SN466504640442
-----------------------------------------------------------------------------------------------------------------------------------
NCA                                     EXT 4-868                       HP 35480                  3311      $  1,059.77     3/16/95
-----------------------------------------------------------------------------------------------------------------------------------
Network Assoc.                                                 Asante 12 port ethernet hub        3111      $  1,179.90     3/21/95
-----------------------------------------------------------------------------------------------------------------------------------
PDC                                     X827A/S-XBT-                 4MM Autoloader               4006      $  3,831.20     6/13/95
                                        4TS
-----------------------------------------------------------------------------------------------------------------------------------
Seque Sys.                              90                            Pentium System              4119      $  3,755.00     6/23/95
-----------------------------------------------------------------------------------------------------------------------------------
TEL-LAN                                 MX-1600-002             Multi-access remote server        3042      $  7,028.95     1/24/95
-----------------------------------------------------------------------------------------------------------------------------------
UUNET Tech. - 25130134-3092             Cisco-2501                   Router & CSU/DSU             3721      $  1,922.00      5/4/95
-----------------------------------------------------------------------------------------------------------------------------------
Vanstar - SN SFC439MT61XN               APPL-A2805                  Powerbook 520 4/160           3044      $  2,970.76      1/5/95
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
       TOTAL                                                                                                $335,607.58
                                                                                                            ===========
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                  CORSAIR 1995 FIXED ASSET PURCHASERS THROUGH 6/30/95

===================================================================================================================================
        MAKE/VENDOR                MODEL                       DESCRIPTION                        CORSAIR     PURCHASE    PURCHASE
                                                                                                   CHECK #      PRICE       DATE
-----------------------------------------------------------------------------------------------------------------------------------
Furniture Equipment (1640)
----------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Arcom                              PM2E-10            Livingston portmaster w/rack kit             4069      $  2,507.86   6/14/95
-----------------------------------------------------------------------------------------------------------------------------------
Arcom                              PM2E-10             Livingston portmaster w/rack kits           3783      $  5,794.24   6/16/95
-----------------------------------------------------------------------------------------------------------------------------------
Arcom                              PM2E-10                 Livingston portmaster w/kit             41277     $  3,090.05   6/21/95
-----------------------------------------------------------------------------------------------------------------------------------
Arcom                              PM2E-10             Livingston portmaster w/rack kit            3891      $  8,336.62   6/23/95
-----------------------------------------------------------------------------------------------------------------------------------
Art & Display Co.                  1531                Legend kit w/LPCO3 capsule counter          3773      $  4,595.54   6/15/95
-----------------------------------------------------------------------------------------------------------------------------------
Audio Graphic Sys.                 B 70x70 MW                     DALITE                           3960      $    118.53   5/30/95
-----------------------------------------------------------------------------------------------------------------------------------
Audio Graphic Sys.                 BB44E-5              Bretford big base 44" cart                 3960      $    210.12   6/13/95
-----------------------------------------------------------------------------------------------------------------------------------
Cabletron                          EPIM-X           Enet port int. mod. dual in. w/kit             3791      $    373.90   5/19/95
-----------------------------------------------------------------------------------------------------------------------------------
Cabletron                          9300044-15         Assy. Cbl, XCVR, 802.3 28 AWG                3791      $    282.74   5/23/95
-----------------------------------------------------------------------------------------------------------------------------------
COG/Kelly Bus Furnish.             7488             Paramount desk chair; #61 pewter               4181      $    318.94    6/1/95
-----------------------------------------------------------------------------------------------------------------------------------
COG/Kelly Bus. Furnish.            7488                    Office master chair                     3418      $  8,510.00   4/28/95
-----------------------------------------------------------------------------------------------------------------------------------
COG/Kelly Bus. Furnish.            15WAL-BL               VERSA Stacking chair                     3470      $ 13,410.00    5/9/95
-----------------------------------------------------------------------------------------------------------------------------------
COG/Kelly Bus. Furnish.            7488            Paramount desk chairs: #61 pewter               3693      $ 27,849.16    6/6/95
-----------------------------------------------------------------------------------------------------------------------------------
COG/Kelly Bus. Furnish.            M211-1142    23 Office chairs; MB Sync, pneu, poly shell        4243      $  8,624.31   6/26/95
-----------------------------------------------------------------------------------------------------------------------------------
Lightwave Comm.                    5000                  Serverswitch w/cables                     4194      $  6,583.50   6/30/95
-----------------------------------------------------------------------------------------------------------------------------------
Lindsay-Ferrari                                   Tackable acoust. panels, worksurfaces            3576      $ 64,323.00   5/17/95
-----------------------------------------------------------------------------------------------------------------------------------
Lindsay-Ferrari                    Lindelve            File-lateral, rec hdwd., 2drwr              3854      $  1,082.89   5/23/95
-----------------------------------------------------------------------------------------------------------------------------------
Perimeter                                          Install. of card render on lobby door           4136      $    595.00   6/29/95
-----------------------------------------------------------------------------------------------------------------------------------
Perimeter                                               Install. of sec. system                    4156      $ 34,555.00   6/29/95
-----------------------------------------------------------------------------------------------------------------------------------
Pure Valley Water                  HTT-45RO            Hydrotech w/tank & dispenser                4011      $  1,403.61   6/27/95
-----------------------------------------------------------------------------------------------------------------------------------
Voice Pro                          SRX                  Phone system - Deliv. pymt.                4028      $ 17,443.06   6/29/95
-----------------------------------------------------------------------------------------------------------------------------------
VoicePro                           SRX/VMX 200S      Telephone, call processing system             3426      $ 17,433.06    5/1/95
-----------------------------------------------------------------------------------------------------------------------------------
VoicePro                           SRX                  Phone system - Deliv. pymt.                4028      $ 52,042.79   6/30/95
-----------------------------------------------------------------------------------------------------------------------------------
VoicePro                           SRX                 Phone system -n Deliv. pymt.                4028      $ 12,887.93   6/30/95
-----------------------------------------------------------------------------------------------------------------------------------
       TOTAL                                                                                                 $292,371.85
===================================================================================================================================

                                   EXHIBIT C

                           Not attached to original